UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2012

CANAL CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	002-96666	51-0102492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Morris Street, Port Jefferson Station, NY 11776
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 234-0140

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Canal Capital Corporation (the “Company”) was notified that Todman & Co. CPA’s P.C. (“Todman”), the Company’s independent registered public accounting firm, has combined its practice with that of Raich Ende Malter & Co. LLP  and that the combined practice now operates under the name Raich Ende Malter & Co. LLP.  The Company’s Board of Directors has engaged Raich Ende Malter & Co. LLP (“REM”) to serve as the Company’s independent registered public accounting firm effective as of April 18, 2012.

Todman reported on  the Company’s financial statements as of and for the fiscal years ended October 31, 2008 and 2007, and Todman was in the process of auditing the Company’s financial statements as of and for the fiscal years ended October 31, 2011, 2010 and 2009.

The audit report of Todman on the financial statements of the Company as of and for the years ended October 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that it was qualified for the uncertainty that the Company would continue as a going concern.

During the Company’s most two recent fiscal years ended October 31, 2011 and 2010, and through April 18, 2012 the Company did not consult with REM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and REM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal years ended October 31, 2008 and 2007 and through April 18, 2012, there were (i) no disagreements (as such term is used in Item 304(a)(l)(iv) of Regulation S-K) between the Company and Todman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Todman, would have caused Todman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Todman a copy of the disclosures in this Form 8-K and has requested that Todman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Todman agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated April 30, 2012 furnished by Todman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description

16.1	Letter of Todman and Co., CPA’s P.C., dated April 30. 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canal Capital Corporation

Date: April 30, 2012	By:	/s/ Reginald Schauder
Reginald Schauder
Vice President-Finance
(Principal Financial and Accounting Officer)